                                                                    EXHIBIT 10.7

                                                                       EXECUTION

                          BEASLEY FM ACQUISITION CORP.
              BEASLEY BROADCASTING OF EASTERN NORTH CAROLINA, INC.
               BEASLEY BROADCASTING OF EASTERN PENNSYLVANIA, INC.
                    BEASLEY BROADCASTING OF NEW JERSEY, INC.
                                 W&B MEDIA, INC.
                 BEASLEY BROADCASTING OF SOUTHWEST FLORIDA, INC.
                 BEASLEY BROADCASTING OF COASTAL CAROLINA, INC.
                      BEASLEY-REED ACQUISITION PARTNERSHIP
                               BEASLEY RADIO, INC.


            SECOND AMENDMENT AND LIMITED CONSENT TO CREDIT AGREEMENT


                  This SECOND AMENDMENT AND LIMITED CONSENT TO CREDIT AGREEMENT (this "AMENDMENT") is dated as of December 30, 1999 and entered into by and among BEASLEY FM ACQUISITION CORP., a Delaware corporation ("FM ACQUISITION CORP."), BEASLEY BROADCASTING OF EASTERN NORTH CAROLINA, INCORPORATED, a North Carolina corporation ("BEASLEY OF NORTH CAROLINA"), BEASLEY BROADCASTING OF EASTERN PENNSYLVANIA, INC., a Delaware corporation ("BEASLEY OF PENNSYLVANIA"), BEASLEY BROADCASTING OF NEW JERSEY, INC. (formerly known as Beasley Broadcasting of Arkansas, Inc.), a Delaware corporation ("BEASLEY OF NEW JERSEY"), W&B MEDIA, INC., a North Carolina corporation ("W&B"), BEASLEY BROADCASTING OF SOUTHWEST FLORIDA, INC., a Delaware corporation ("BEASLEY OF FLORIDA"), BEASLEY BROADCASTING OF COASTAL CAROLINA, INC., a Delaware corporation ("BEASLEY OF COASTAL CAROLINA"), BEASLEY-REED ACQUISITION PARTNERSHIP, a Delaware general partnership ("BEASLEY-REED"), and BEASLEY RADIO, INC., a Delaware corporation ("BEASLEY RADIO"); each of FM Acquisition Corp., Beasley of North Carolina, Beasley of Pennsylvania, Beasley of New Jersey, W&B, Beasley of Florida, Beasley of Coastal Carolina, Beasley-Reed and Beasley Radio are an "ORIGINAL BORROWER" and collectively, the "ORIGINAL BORROWERS"), on a joint and several basis, the FINANCIAL INSTITUTIONS LISTED ON THE SIGNATURE PAGES HEREOF ("LENDERS"), BANK OF MONTREAL, CHICAGO BRANCH ("BANK OF MONTREAL"), as agent for Lenders (in such capacity, "AGENT"), CSRA BROADCASTERS, INC., a Georgia corporation ("CSRA"), BEASLEY COMMUNICATIONS, INC., a Delaware corporation ("BEASLEY COMMUNICATIONS") and BEASLEY OF AUGUSTA, INC., a Delaware corporation ("BEASLEY OF AUGUSTA"), and the CREDIT SUPPORT PARTIES (as defined in Section 5 hereof) listed on the signature pages hereof, and is made with reference to that certain Credit Agreement dated as of March 30, 1998, as amended by that certain First Amendment to Credit Agreement dated as of August 11, 1999 (as so amended, the "CREDIT AGREEMENT"), by and among Original Borrowers, certain Lenders and Agent. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement or in Section 1.1 hereof.
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                                    RECITALS

                  WHEREAS, Borrowers have requested that Lenders add, and Lenders have agreed to add, CSRA, Beasley Communications and Beasley of Augusta as New Borrowers under the Credit Agreement, and make certain other changes as more fully set forth below.

                  NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION 1.        AMENDMENTS TO THE CREDIT AGREEMENT

1.1      AMENDMENTS TO SECTION 1:  DEFINITIONS

         A. Subsection 1.1 of the Credit Agreement is hereby amended by adding thereto the following definitions, which shall be inserted in proper alphabetical order:

                  "2000 IPO" means any underwritten initial public offering of common stock of an Affiliate of the Borrowers with respect to which 100% of the Net Securities Proceeds of which are contributed to or received by the Borrowers occurring no later than December 31, 2000.

                  "BEASLEY COMMUNICATIONS" means Beasley Communications, Inc., a Delaware corporation.

                  "BEASLEY OF AUGUSTA" means Beasley of Augusta, Inc., a Delaware corporation.

                  "CREDIT AGREEMENT COUNTERPART" means the Counterpart and Acknowledgment to Credit Agreement executed and delivered in connection with the Second Amendment by the New Borrowers substantially in the form of Exhibit XIX annexed hereto.

                  "CSRA" means CSRA Broadcasters, Inc., a Georgia corporation.

                  "NET SECURITIES PROCEEDS" shall have the meaning assigned to that term in subsection 2.4B(iii)(b).

                  "NEW BORROWER" means each of Beasley Communications, Beasley of Augusta and CSRA, and "NEW BORROWERS" means all such Persons, collectively.

                  "NEW BORROWER COUNTERPARTS" means collectively, the Credit Agreement Counterpart, the Note Counterpart and the Pledge and Security Agreement Counterpart.

                  "NOTE COUNTERPART" means the Counterpart and Acknowledgment to Note executed and delivered in connection with the Second Amendment by the New Borrowers substantially in the form of Exhibit XX annexed hereto.

                  "PARENT NOTES" means those certain promissory notes issued by the New Borrowers to Parent in an aggregate principal amount not to exceed $4,000,000.

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
                  "PLEDGE AND SECURITY AGREEMENT COUNTERPART" means the Counterpart and Acknowledgment to Pledge and Security Agreement executed and delivered in connection with the Second Amendment by the New Borrowers substantially in the form of Exhibit XXI annexed hereto.

                  "SECOND AMENDMENT" means that certain Second Amendment to Credit Agreement dated as of December 30, 1999 by and among Borrowers and the Lenders party thereto.

                  "SECOND AMENDMENT EFFECTIVE DATE" has the meaning assigned to that term in the Second Amendment.

         B. Subsection 1.1 of the Credit Agreement is hereby amended by deleting the definitions of "Borrower", "Excluded Collateral" and "Loan Documents" in their entirety and substituting therefor the following:

                  "BORROWER" and "BORROWERS" have the meanings assigned to those terms in the introduction to this Agreement; provided, however that after the execution and delivery of the New Borrower Counterparts, all references to "Borrower" or "Borrowers" shall thereafter include each New Borrower.

                  "EXCLUDED COLLATERAL" means (i) until Beasley Radio shall have taken or caused to be taken action such that Administrative Agent on behalf of Lenders has a valid and perfected first priority security interest in the assets used in the business of radio station WWCN, the assets of Beasley Radio used solely in the business of radio station WWCN and (ii) the KRTH Property.

                  "LOAN DOCUMENTS" means (i) this Agreement, (ii) the Notes,
         (iii) the Letters of Credit (and any applications for, or reimbursement agreements or other documents or certificates executed by any Borrower in favor of Issuing Lender relating to, the Letters of Credit), (iv) the Subsidiary Guaranty, (v) the Security Documents, (vi) the New Borrower Counterparts and (vii) any Interest Rate Agreements entered into by Borrowers with any Person that is or was a Lender or an Affiliate of a Lender at the time of entry into such agreement.

1.2      AMENDMENTS TO SECTION 2:  AMOUNTS AND TERMS OF COMMITMENTS AND LOANS

         A. Subsection 2.4B(iii)(b) of the Credit Agreement is hereby amended by adding at the end thereof the following sentence:

         "Anything to the contrary in this subsection 2.4B(iii) notwithstanding and as long as no Event of Default or Potential Event of Default has occurred and is continuing, or would result therefrom, the Net Securities Proceeds of the 2000 IPO received by Borrowers shall not be required to be applied as provided in the foregoing sentence but shall instead be applied by the Borrowers on the date of receipt thereof to repay, to the full extent thereof, the Revolving Loans without reducing the Revolving Loan Commitments."

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
1.3      AMENDMENT TO SECTION 5:  BORROWERS' AFFIRMATIVE COVENANTS

         Section 5 of the Credit Agreement is hereby amended by deleting subsection 5.19 in its entirety and substituting therefor the following:

         "5.19             YEAR 2000 PROBLEMS.

                  The Credit Parties have (i) adopted and have implemented a plan of correction ("PLAN OF CORRECTION") which the Credit Parties reasonably believe will result in a substantial elimination of Year 2000 Problems before any processing failure of a System or of Systems due to Year 2000 Problems which might have a material adverse effect on the business, operations or financial performance of the Credit Parties; (ii) adopted and have implemented validation procedures reasonably calculated to test on an ongoing basis the sufficiency of the Plan of Correction, its implementation, and the correction of Year 2000 Problems in any System; and (iii) adopted and have implemented policies and procedures requiring regular reports to, and monitoring by, senior management of the Credit Parties concerning the foregoing matters."

1.4      AMENDMENTS TO SECTION 7:  BORROWERS' NEGATIVE COVENANTS

         A. Subsection 7.1 of the Credit Agreement is hereby amended by deleting subdivision (vi) in its entirety and substituting therefor the following:

                  "(vi) Borrowers and their respective Subsidiaries may become and remain liable with respect to Affiliate Subordinated Indebtedness in an aggregate amount not to exceed $48,500,000 at any time; and".

         B. Subsection 7.4 of the Credit Agreement is hereby amended by (i) deleting the "and" at the end of subdivision (iii) thereof, (ii) deleting the "." at the end of subdivision (iv) thereof and substituting therefor "; and", and (iii) adding at the end thereof a new subdivision (v) as follows:

                  "(v) Contingent Obligations consisting of a guaranty by Borrowers of promissory notes issued with respect to transactions permitted pursuant to subsection 7.3(x) in an aggregate amount not to exceed $3,000,000; provided, that all such Contingent Obligations are subordinated to the Obligations substantially in the form of Exhibit A attached hereto."

         C. Subsection 7.5 of the Credit Agreement is hereby amended by (i) deleting the "and" at the end of subdivision (vi) thereof, (ii) deleting the "." at the end of subdivision (vii) thereof, and (iii) adding at the end thereof new subdivisions (viii) and (ix) as follows:

                  "(viii) As long as no Event of Default or Potential Event of Default has occurred and is continuing, or would result therefrom, Borrowers may make a payment to Parent on or before December 31, 1999 in respect of the Parent Notes in an aggregate amount not to exceed $1,000,000 in order to reduce the aggregate principal amount of the Parent Notes to an amount which shall not exceed $3,000,000; and

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
                  (ix) As long as no Event of Default or Potential Event of Default has occurred and is continuing, or would result therefrom, and notwithstanding anything to the contrary in any Loan Documents or Related Documents, Borrowers may repay Affiliate Subordinated Indebtedness evidenced by the Affiliate Subordinated Note Documents outstanding on the date of the 2000 IPO in an aggregate amount not to exceed the aggregate amount of the Revolving Loans repaid with the Net Securities Proceeds received by Borrowers from the 2000 IPO."

1.5      ADDITIONAL EXHIBITS

         The Credit Agreement is hereby amended by adding a new Exhibit XIX, a new Exhibit XX and a new Exhibit XXI thereto in the forms of Annex A, Annex B and Annex C, respectively, to this Amendment.

SECTION 2.        LIMITED CONSENT TO THE CREDIT AGREEMENT

         On and after the effectiveness of this Amendment on the Second Amendment Effective Date in accordance with the terms hereof, the Lenders hereby acknowledge, consent and agree, and the other parties hereto hereby acknowledge, consent and agree, to the following, all in accordance with, and as described in, this Amendment and the Credit Agreement as amended hereby:

         Each of the New Borrowers shall be a "Borrower" and a "Credit Party" for all purposes under the Credit Agreement and the other Loan Documents including, without limitation, for purposes of assuming all Obligations on a joint and several basis with the Original Borrowers; provided, however, the New Borrowers shall satisfy the conditions set forth in subsection 4.2 of the Credit Agreement to the same extent as if each such New Borrower was a new Credit Party acquired pursuant to a Permitted Acquisition, as soon as practicable following the execution and delivery of this Amendment, but in any event no later than the earlier of (i) February 28, 2000 or (ii) the date of consummation of the 2000 IPO; provided, further, that New Borrowers shall not be permitted to borrow, or use the proceeds of, any Loans under the Credit Agreement until the New Borrowers shall have satisfied the applicable conditions set forth in subsection
4.2 of the Credit Agreement; and provided, further, that the New Borrowers shall not be required to deliver (x) Mortgages in respect of real property owned in fee on the date the New Borrowers become Borrowers and Credit Parties under the Credit Agreement and (y) Phase I environmental assessments for each fee owned Facility to the extent that the New Borrowers have not already ordered such Phase I environmental assessments prior to the date hereof. Without limiting the foregoing, all Credit Parties hereby agree to take all such action as Agent may reasonably request pursuant to the Credit Agreement and the other Loan Documents to effect the changes set forth in this Amendment and the addition of the New Borrowers and to insure that all Loans and Obligations continue to be the direct or guarantied obligations of all Credit Parties and secured by all Credit Parties, including, without limitation, the New Borrowers.

SECTION 3.        LIMITATION OF AMENDMENTS AND CONSENT

                  Without limiting the generality of the provisions of subsection 10.6 of the Credit Agreement, the amendments and consent set forth above shall be limited precisely as written and

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
relate solely to the matters expressly set forth in Sections 1 and 2 hereof, in the manner and to the extent described above, and nothing in this Amendment shall be deemed to:

                  (a) constitute a waiver of compliance by Borrowers with respect to the Credit Agreement in any other instance or any other term, provision or condition of the Credit Agreement or any other instrument or agreement referred to therein; or

                  (b) prejudice any right or remedy that Agent or any Lender may now have (except to the extent such right or remedy was based upon existing defaults that will not exist after giving effect to this Amendment) or may have in the future under or in connection with the Credit Agreement or any other instrument or agreement referred to therein.

                  Except as expressly set forth herein, the terms, provisions and conditions of the Credit Agreement and the other Loan Documents shall remain in full force and effect and in all other respects are hereby ratified and confirmed.

SECTION 4.        BORROWERS' REPRESENTATIONS AND WARRANTIES

                  In order to induce Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, Borrowers represent and warrant to each Lender that the following statements are true, correct and complete:

         A. POWER AND AUTHORITY. Each Credit Party is a corporation, limited liability company, partnership or limited partnership validly existing and in good standing under the laws of its state of organization. Each Credit Party has all requisite corporate, partnership or limited partnership power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment (as so amended, the "AMENDED AGREEMENT").

         B. AUTHORIZATION OF AGREEMENT. The execution and delivery of this Amendment, and the performance of the Amended Agreement have been duly authorized by all necessary corporate, partnership or limited partnership action on the part of each Credit Party.

         C. NO CONFLICT. The execution and delivery by each Credit Party of this Amendment (to the extent it is a party thereto) and the performance by Borrowers of the Amended Agreement do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to any Credit Party, the Certificate or Articles of Incorporation, Certificate of Limited Partnership, Partnership Agreement or Bylaws of any Credit Party or any order, judgment or decree of any court or other agency of government binding on any Credit Party,
(ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of any Credit Party, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of any Credit Party (other than any Liens created under any of the Loan Documents in favor of Agent on behalf and for the ratable benefit of Lenders), or (iv) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of any Credit Party.

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
         D. GOVERNMENTAL CONSENTS. The execution and delivery by each Credit Party of this Amendment and the performance by Borrowers of the Amended Agreement do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body including, without limitation, the FCC, except for filings required in connection with the perfection of the security interests or the exercise of the rights granted pursuant to the Security Documents and filings required with the FCC in connection with the filing of this Amendment and related documents with the FCC.

         E. BINDING OBLIGATION. This Amendment and the Amended Agreement have been duly executed and delivered by each Credit Party which is a party thereto and are the legally valid and binding obligations of each such Credit Party, enforceable against each such Credit Party in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

         F. INCORPORATION OF REPRESENTATIONS AND WARRANTIES FROM CREDIT AGREEMENT. The representations and warranties contained in Section 5 of the Credit Agreement are and will be true, correct and complete in all material respects on and as of the Second Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

         G. ABSENCE OF DEFAULT. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Potential Event of Default.

SECTION 5.        ACKNOWLEDGMENT AND CONSENT

                  Each of the Borrowers, each of the Persons indicated as (i) Subsidiary Guarantors or (ii) Subordinated Creditors on the signature pages hereof (each individually a "CREDIT SUPPORT PARTY" and collectively, the "CREDIT SUPPORT PARTIES") hereby acknowledges and agrees that each Loan Document and Related Agreement to which it is a party is in full force and effect and shall not be limited or impaired in any manner by the effectiveness of this Amendment and the transactions contemplated hereby.

SECTION 6.        MISCELLANEOUS

         A. REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS.

                  (i) On and after the Second Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof'", "herein" or words of like import referring to the Credit Agreement, and each reference in the other applicable Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.

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
                  (ii) Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

                  (iii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein or therein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or any Lender under, the Credit Agreement or any of the other Loan Documents.

         B. FEES AND EXPENSES. Borrowers acknowledge that all reasonable costs, fees and expenses incurred by Agent and its counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of Borrowers, jointly and severally.

         C. HEADINGS. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

         D. APPLICABLE LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO AND ALL OTHER ASPECTS HEREOF SHALL BE DEEMED TO BE MADE UNDER, SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

         E. COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment shall become effective upon (i) the execution of a counterpart hereof by each Original Borrower, each New Borrower, each Credit Support Party and Requisite Lenders, and receipt by Borrowers and Agent of written or telephonic notification of such execution and authorization of delivery thereof and (ii) the execution and delivery to Agent of the New Borrower Counterparts by all parties thereto (the "SECOND AMENDMENT EFFECTIVE DATE").


                  [Remainder of page left intentionally blank]


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                  IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

ORIGINAL BORROWERS:

                                   BEASLEY FM ACQUISITION CORP.



                                   By: /s/  Caroline Beasley
                                            Name: Caroline Beasley
                                            Title: Secretary


                                   BEASLEY BROADCASTING OF EASTERN NORTH
                                   CAROLINA, INCORPORATED


                                   By: /s/  Caroline Beasley
                                            Name: Caroline Beasley
                                            Title: Vice President


                                   BEASLEY BROADCASTING OF EASTERN
                                   PENNSYLVANIA, INC.



                                   By: /s/  Caroline Beasley
                                            Name: Caroline Beasley
                                            Title: Secretary



                                   BEASLEY BROADCASTING OF NEW JERSEY, INC.
                                   (formerly known as Beasley
                                   Broadcasting of Arkansas, Inc.)



                                   By: /s/  Caroline Beasley
                                            Name: Caroline Beasley
                                            Title: Secretary

                                   W&B MEDIA, INC.



                                   By: /s/  Caroline Beasley
                                            Name: Caroline Beasley
                                            Title: Vice President


                                   BEASLEY BROADCASTING OF SOUTHWEST
                                   FLORIDA, INC.



                                   By: /s/  Caroline Beasley
                                            Name: Caroline Beasley
                                            Title: Secretary


                                   BEASLEY BROADCASTING OF COASTAL
                                     CAROLINA, INC.


                                   By: /s/  Caroline Beasley
                                            Name: Caroline Beasley
                                            Title: Secretary


                                   BEASLEY-REED ACQUISITION PARTNERSHIP

                                   By:      BEASLEY FM ACQUISITION CORP.,
                                            its general partner



                                            By: /s/  Caroline Beasley
                                                     Name: Caroline Beasley
                                                     Title: Secretary

                                   BEASLEY RADIO, INC.



                                   By: /s/  Caroline Beasley
                                            Name: Caroline Beasley
                                            Title: Secretary



NEW BORROWERS:

                                   CSRA BROADCASTERS, INC.





                                   By: /s/  Caroline Beasley
                                            Name: Caroline Beasley
                                            Title: Secretary


                                   BEASLEY BROADCASTING OF AUGUSTA, INC.





                                   By: /s/  Caroline Beasley
                                            Name: Caroline Beasley
                                            Title: Secretary


                                   BEASLEY COMMUNICATIONS, INC.





                                   By: /s/  Caroline Beasley
                                            Name: Caroline Beasley
                                            Title: Secretary

SUBSIDIARY GUARANTORS:

                                   WXTU LICENSE LIMITED PARTNERSHIP
                                   WPOW LICENSE LIMITED PARTNERSHIP
                                   WRXK LICENSE LIMITED PARTNERSHIP
                                   WEWO LICENSE LIMITED PARTNERSHIP
                                   WFLB LICENSE LIMITED PARTNERSHIP
                                   WDAS LICENSE LIMITED PARTNERSHIP
                                   WKIS LICENSE LIMITED PARTNERSHIP
                                   WIKS LICENSE LIMITED PARTNERSHIP
                                   WMGV LICENSE LIMITED PARTNERSHIP
                                   WXNR LICENSE LIMITED PARTNERSHIP
                                   WAZZ LICENSE LIMITED PARTNERSHIP
                                   WJBX LICENSE LIMITED PARTNERSHIP


                                   By:      BEASLEY FM ACQUISITION CORP.,
                                            the general partner of each of the
                                            foregoing


                                            By: /s/ Caroline Beasley
                                                     Name: Caroline Beasley
                                                     Title: Secretary


                                   WTMR LICENSE LIMITED PARTNERSHIP



                                   By:      BEASLEY BROADCASTING OF NEW JERSEY,
                                            INC. (formerly known as Beasley
                                            Broadcasting of Arkansas, Inc.),
                                            its general partner

                                            By: /s/ Caroline Beasley
                                                     Name: Caroline Beasley
                                                     Title: Secretary

                                   WNCT LICENSE LIMITED PARTNERSHIP


                                   By:      BEASLEY BROADCASTING OF COASTAL
                                            CAROLINA, INC.,
                                            its general partner


                                            By: /s/  Caroline Beasley
                                                     Name: Caroline Beasley
                                                     Title: Secretary


                                   WKML LICENSE LIMITED PARTNERSHIP


                                   By:      BEASLEY BROADCASTING OF EASTERN
                                            NORTH CAROLINA, INCORPORATED,
                                            its general partner



                                            By: /s/  Caroline Beasley
                                                     Name: Caroline Beasley
                                                     Title: Vice President


                                   WWDB LICENSE LIMITED PARTNERSHIP


                                   By:      BEASLEY BROADCASTING OF EASTERN
                                            PENNSYLVANIA, INC.,
                                            its general partner


                                            By: /s/  Caroline Beasley
                                                     Name: Caroline Beasley
                                                     Title: Secretary

                              WXKB LICENSE LIMITED PARTNERSHIP


                              By:      BEASLEY BROADCASTING OF SOUTHWEST
                                       FLORIDA, INC.,
                                       its general partner


                                       By: /s/  Caroline Beasley
                                                Name: Caroline Beasley
                                                Title: Secretary

                              WSFL LICENSE LIMITED PARTNERSHIP


                              By:      W&B MEDIA, INC.,
                                       its general partner


                                       By: /s/  Caroline Beasley
                                                Name: Caroline Beasley
                                                Title: Vice President


                              WQAM LICENSE LIMITED PARTNERSHIP


                              By: BEASLEY-REED ACQUISITION PARTNERSHIP, its general partner


                                       By:    BEASLEY FM ACQUISITION CORP.,
                                              its general partner


                                                By: /s/  Caroline Beasley
                                                         Name: Caroline Beasley
                                                         Title: Secretary

SUBORDINATED CREDITORS:

                                    BEASLEY BROADCASTING OF PHILADELPHIA, INC.



                                    By: /s/  Caroline Beasley
                                             Name: Caroline Beasley
                                             Title: Assistant Secretary


                                    BEASLEY-REED BROADCASTING OF MIAMI, INC.



                                    By: /s/  Caroline Beasley
                                             Name: Caroline Beasley
                                             Title: Assistant Secretary


                                    BEASLEY BROADCASTING MANAGEMENT CORP.



                                    By: /s/  Caroline Beasley
                                             Name: Caroline Beasley
                                             Title: Secretary


                                    GEORGE BEASLEY,
                                    an individual
                                              /s/ George Beasley

LENDERS:                                    BANK OF MONTREAL, CHICAGO BRANCH,
                                            individually and as Agent


                                            By: /s/ Juliet Barnes
                                                     Name: Juliet Barnes
                                                     Title: Director

                                            FLEET NATIONAL BANK


                                            By: /s/  Garret Komjathy
                                                     Name: Garret Komjathy
                                                     Title: Vice President

                                           KEY CORPORATE CAPITAL INC.


                                           By: /s/  Kenneth J. Keeler
                                                    Name: Kenneth J. Keeler
                                                    Title: Senior Vice President

                                           BANK OF AMERICA, N.A.


                                           By: /s/  Todd Shipley
                                                    Name: Todd Shipley
                                                    Title: Senior Vice President

                                   PARIBAS (formerly known as Banque Paribas)


                                   By: /s/  Ernie Sibal
                                            Name: Ernie Sibal
                                            Title: AVP


                                   By: /s/  Thomas Brandt
                                            Name: Thomas G. Brandt
                                            Title: Managing Director

                                            THE BANK OF NEW YORK


                                            By: /s/  Cynthia L. Rogers
                                                     Name: Cynthia L. Rogers
                                                     Title: Vice President

                                    UNION BANK OF CALIFORNIA


                                    By: /s/  Jean-Pierre Knight
                                             Name: Jean-Pierre Knight
                                             Title: Investment Banking Officer

                                     ANNEX A

                                   EXHIBIT XIX

                     [FORM OF COUNTERPART AND ACKNOWLEDGMENT
                              TO CREDIT AGREEMENT]

               COUNTERPART AND ACKNOWLEDGMENT TO CREDIT AGREEMENT



                  This COUNTERPART AND ACKNOWLEDGMENT TO CREDIT AGREEMENT (this "COUNTERPART AND ACKNOWLEDGMENT") is dated as of December 30, 1999 and entered into by the undersigned, and is made with reference to that certain Credit Agreement dated as of March 30, 1998, as amended by that certain First Amendment to Credit Agreement (the "FIRST AMENDMENT") dated as of August 11, 1999 and as further amended by that certain Second Amendment to Credit Agreement (the "SECOND AMENDMENT") dated as of the date hereof (such agreement as amended, and as it may be further amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), by and among Beasley FM Acquisition Corp., a Delaware corporation ("FM ACQUISITION CORP."), Beasley Broadcasting of Eastern North Carolina, Incorporated, a North Carolina corporation ("BEASLEY OF NORTH CAROLINA"), Beasley Broadcasting Of Eastern Pennsylvania, Inc., a Delaware corporation ("BEASLEY OF PENNSYLVANIA"), Beasley Broadcasting Of New Jersey, Inc. (formerly known as Beasley Broadcasting of Arkansas, Inc.), a Delaware corporation ("BEASLEY OF NEW JERSEY"), W&B Media, Inc., a North Carolina corporation ("W&B"), Beasley Broadcasting Of Southwest Florida, Inc., a Delaware corporation ("BEASLEY OF FLORIDA"), Beasley Broadcasting Of Coastal Carolina, Inc., a Delaware corporation ("BEASLEY OF COASTAL CAROLINA"), Beasley-Reed Acquisition Partnership, a Delaware general partnership ("BEASLEY-REED"), and Beasley Radio, Inc., a Delaware corporation ("BEASLEY RADIO"; each of FM Acquisition Corp., Beasley of North Carolina, Beasley of Pennsylvania, Beasley of New Jersey, W&B, Beasley of Florida, Beasley of Coastal Carolina, Beasley-Reed and Beasley Radio is an "ORIGINAL BORROWER" and collectively, the "ORIGINAL BORROWERS"), the financial institutions from time to time party thereto as Lenders ("LENDERS"), and Bank of Montreal, Chicago Branch, as Agent. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

                  WHEREAS, each New Borrower, as identified below, desires to become a party to the Credit Agreement as a borrower for all purposes thereunder and under the other Loan Documents including without limitation, each of the promissory notes (the "NOTES") dated the Second Amendment Effective Date, issued to each Lender in accordance with the terms of the Credit Agreement) and to be jointly and severally liable for all Obligations of Borrowers arising under the Credit Agreement, the Notes and the other Loan Documents to the full extent set forth therein;

                  NOW THEREFORE, as an inducement to the Lenders to provide credit accommodations to the New Borrowers and as a further inducement to the Lenders to continue to provide credit accommodations to the Original Borrowers, each New Borrower hereby covenants and agrees as follows.


                  1. Each New Borrower hereby confirms that it has received a copy of, and is fully familiar with, the Credit Agreement, the Pledge and Security Agreement and the other Loan Documents.

                  2. As and from the date hereof, each New Borrower shall be considered, and deemed to be, for all purposes of the Credit Agreement and the other Loan Documents a borrower under the Credit Agreement as fully as though such New Borrower had executed and delivered the Credit Agreement as a "Borrower" thereunder at the time originally executed and delivered and hereby ratifies and confirms its obligations under the Credit Agreement, all in accordance with the terms thereof.

                  3. Each New Borrower hereby covenants and agrees with and in favor of the parties hereto and each of the Lenders that as of the date indicated above, it (i) shall be deemed to be a borrower under the Credit Agreement to the same extent and with the same effect as though it were a party thereto and one of the Original Borrowers therein, (ii) covenants and agrees to observe and perform at all times from and after the date hereof all of the obligations contained in the Credit Agreement on the part of the Original Borrowers to be observed and performed with respect to any Loans or other uses of the Loans as a borrower under the terms of the Credit Agreement, and (iii) confirms for itself all of the representations and warranties of the Original Borrowers under the Credit Agreement mutatis mutandis with respect to the execution, delivery and performance of this Counterpart (and the Credit Agreement as modified hereby) by it and the enforceability of its obligations under the Credit Agreement as modified by this Counterpart. In accordance with the definition of "Borrowers" contained in the Credit Agreement, each reference in the Credit Agreement to the "Borrower" or the "Borrowers" shall be a reference to the New Borrower and to the Original Borrowers except where the context clearly requires that a reference to the "Borrower" refer only to one or the other.

                  4. Without limiting subsection 2.11 of the Credit Agreement, Original Borrowers and each New Borrower agree that all Obligations of Borrowers under the Credit Agreement and the other Loan Documents are the joint and several Obligations of each Borrower.

                  5. Each New Borrower acknowledges and agrees that it shall not be entitled to borrow, or use the proceeds of, any Loans under the Credit Agreement prior to the satisfaction of the conditions set forth in Section 2 of the Second Amendment.

                  6. Without limiting any of the foregoing, each New Borrower agrees to execute and deliver concurrently herewith, a Counterpart and Acknowledgment to each of the Notes and the Pledge and Security Agreement in the forms annexed to the Second Amendment, and to execute and/or deliver all other Security Documents and documents and instruments required pursuant to the Credit Agreement and the other Loan Documents.

                  7. Pursuant to subsection 10.8, each New Borrower hereby notifies Agent and Lenders that its notice address shall be the address currently in effect for each other Borrower under the Credit Agreement.

                  8. Nothing herein contained shall in any manner be construed to constitute novation of, or to impair, cancel or extinguish the Credit Agreement or the obligations of the Original Borrowers as borrowers thereunder, and this Counterpart is made under express reserve of all of the terms and conditions in the Credit Agreement and all rights in favor of the Agent and the Lenders thereunder.

                  9. This Counterpart shall be governed by, and construed in accordance with, the internal laws of the state of New York (including Section 5-1401 of the General Obligations Law of the State of New York), without regard to conflicts of laws principles, and shall be binding upon the Borrower, the New Borrower and their successors and permitted assigns and shall be for the benefit of the Banks and the Agent and their successors and assigns.

                  10. This Counterpart may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document and all such counterparts shall be attached to, and be a part of, the Credit Agreement.

                  11. This Counterpart shall become effective upon (i) the execution of a counterpart hereof by each of the parties hereto and receipt by Agent of written or telephone notification of such execution and authorization of delivery thereof and (ii) the occurrence of the Second Amendment Effective Date.


                  [Remainder of page left intentionally blank]

                  IN WITNESS WHEREOF, each New Borrower has caused this Counterpart to be duly executed and delivered by its officer thereunto duly authorized as of the date first written above.

NEW BORROWERS:

                                     CSRA BROADCASTERS, INC.


                                     By:
                                        ----------------------------------------
                                        Name:
                                        Title:


                                     BEASLEY BROADCASTING OF AUGUSTA, INC.


                                     By:
                                        ----------------------------------------
                                        Name:
                                        Title:


                                     BEASLEY COMMUNICATIONS, INC.


                                     By:
                                        ----------------------------------------
                                        Name:
                                        Title:

                  ACKNOWLEDGMENT. Each of the undersigned hereby consents to this Counterpart and agrees that each Loan Document to which it is a party shall continue in full force and effect and shall be valid and enforceable and shall not be impaired or limited by the execution and delivery of this Counterpart and is hereby ratified and confirmed.

ORIGINAL BORROWERS:


                                     BEASLEY FM ACQUISITION CORP.



                                     By:
                                        ----------------------------------------
                                        Name:
                                        Title:


                                     BEASLEY BROADCASTING OF EASTERN NORTH
                                     CAROLINA, INCORPORATED


                                     By:
                                        ----------------------------------------
                                        Name:
                                        Title:


                                     BEASLEY BROADCASTING OF EASTERN
                                     PENNSYLVANIA, INC.



                                     By:
                                        ----------------------------------------
                                        Name:
                                        Title:



                                     BEASLEY BROADCASTING OF NEW JERSEY, INC.
                                     (formerly known as Beasley Broadcasting of Arkansas, Inc.)



                                     By:
                                        ----------------------------------------
                                        Name:
                                        Title:

                                     W&B MEDIA, INC.



                                     By:
                                        ----------------------------------------
                                        Name:
                                        Title:


                                     BEASLEY BROADCASTING OF SOUTHWEST
                                     FLORIDA, INC.



                                     By:
                                        ----------------------------------------
                                        Name:
                                        Title:


                                     BEASLEY BROADCASTING OF COASTAL
                                     CAROLINA, INC.


                                     By:
                                        ----------------------------------------
                                        Name:
                                        Title:


                                     BEASLEY-REED ACQUISITION PARTNERSHIP

                                     By:  BEASLEY FM ACQUISITION CORP.,
                                          its general partner



                                          By:
                                              ----------------------------------
                                               Name:
                                               Title:

                                     BEASLEY RADIO, INC.



                                     By:
                                        ----------------------------------------
                                        Name:
                                        Title:

                                     ANNEX B

                [FORM OF COUNTERPART AND ACKNOWLEDGMENT TO NOTE]

                     COUNTERPART AND ACKNOWLEDGMENT TO NOTE



                  This COUNTERPART AND ACKNOWLEDGMENT TO NOTE (this "COUNTERPART") is dated as of December 30, 1999 and is made with reference to that certain Revolving Note dated as of August 11, 1999 (as amended to the date hereof, the "NOTE") in the principal amount of up to _________________ ($___________) issued jointly and severally by Beasley FM Acquisition Corp., a Delaware corporation ("FM ACQUISITION CORP."), Beasley Broadcasting of Eastern North Carolina, Incorporated, a North Carolina corporation ("BEASLEY OF NORTH CAROLINA"), Beasley Broadcasting Of Eastern Pennsylvania, Inc., a Delaware corporation ("BEASLEY OF PENNSYLVANIA"), Beasley Broadcasting Of New Jersey, Inc. (formerly known as Beasley Broadcasting of Arkansas, Inc.), a Delaware corporation ("BEASLEY OF NEW JERSEY"), W&B Media, Inc., a North Carolina corporation ("W&B"), Beasley Broadcasting Of Southwest Florida, Inc., a Delaware corporation ("BEASLEY OF FLORIDA"), Beasley Broadcasting Of Coastal Carolina, Inc., a Delaware corporation ("BEASLEY OF COASTAL CAROLINA"), Beasley-Reed Acquisition Partnership, a Delaware general partnership ("BEASLEY-REED"), and Beasley Radio, Inc., a Delaware corporation ("BEASLEY RADIO"; each of FM Acquisition Corp., Beasley of North Carolina, Beasley of Pennsylvania, Beasley of New Jersey, W&B, Beasley of Florida, Beasley of Coastal Carolina, Beasley-Reed and Beasley Radio is an "ORIGINAL BORROWER" and collectively, the "ORIGINAL BORROWERS"), to [PAYEE] pursuant to that certain Credit Agreement dated as of March 30, 1998, as amended by that certain First Amendment to Credit Agreement dated as of August 11, 1999 and that certain Second Amendment to Credit Agreement dated as of the date hereof (as amended, the "CREDIT AGREEMENT"), by and among the Original Borrowers, the financial institutions listed on the signature pages thereof ("LENDERS") and Bank of Montreal, Chicago Branch, as agent for Lenders ("AGENT"). Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

                  By execution of this Counterpart, each New Borrower as identified below agrees to become a party to the Note as a Borrower and Payor for all purposes thereunder and under the other Loan Documents and to be jointly and severally liable for all Obligations arising under the Note to the full extent set forth therein.

                  THIS COUNTERPART SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

                  This Counterpart may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document and all such counterparts shall be attached to, and be a part of, the Note.

                  This Counterpart shall become effective upon (i) the execution of a counterpart hereof by each of the parties hereto and receipt by Agent of written or telephone notification of such execution and authorization of delivery thereof, and (ii) the occurrence of the Second Amendment Effective Date.


                  [Remainder of page left intentionally blank]

                  IN WITNESS WHEREOF, each New Borrower has caused this Counterpart to be duly executed and delivered by its officer thereunto duly authorized as of the date first written above.

NEW BORROWERS:

                                     CSRA BROADCASTERS, INC.


                                     By:
                                        ----------------------------------------
                                        Name:
                                        Title:


                                     BEASLEY BROADCASTING OF AUGUSTA, INC.


                                     By:
                                        ----------------------------------------
                                        Name:
                                        Title:


                                     BEASLEY COMMUNICATIONS, INC.


                                     By:
                                        ----------------------------------------
                                        Name:
                                        Title:

                  ACKNOWLEDGMENT. Each of the undersigned hereby consents to this Counterpart and agrees that each Loan Document to which it is a party shall continue in full force and effect and shall be valid and enforceable and shall not be impaired or limited by the execution and delivery of this Counterpart and is hereby ratified and confirmed.

ORIGINAL BORROWERS:

                                     BEASLEY FM ACQUISITION CORP.



                                     By:
                                        ----------------------------------------
                                        Name:
                                        Title:


                                     BEASLEY BROADCASTING OF EASTERN NORTH
                                     CAROLINA, INCORPORATED


                                     By:
                                        ----------------------------------------
                                        Name:
                                        Title:


                                     BEASLEY BROADCASTING OF EASTERN
                                     PENNSYLVANIA, INC.



                                     By:
                                        ----------------------------------------
                                        Name:
                                        Title:



                                     BEASLEY BROADCASTING OF NEW JERSEY, INC.
                                     (formerly known as Beasley Broadcasting of Arkansas, Inc.)



                                     By:
                                        ----------------------------------------
                                        Name:
                                        Title:

                                     W&B MEDIA, INC.



                                     By:
                                        ----------------------------------------
                                        Name:
                                        Title:


                                     BEASLEY BROADCASTING OF SOUTHWEST
                                     FLORIDA, INC.



                                     By:
                                        ----------------------------------------
                                        Name:
                                        Title:


                                    BEASLEY BROADCASTING OF COASTAL
                                    CAROLINA, INC.


                                     By:
                                        ----------------------------------------
                                        Name:
                                        Title:


                                    BEASLEY-REED ACQUISITION PARTNERSHIP

                                    By: BEASLEY FM ACQUISITION CORP.,
                                        its general partner



                                        By:
                                             -----------------------------------
                                             Name:
                                             Title:

                                    BEASLEY RADIO, INC.



                                     By:
                                        ----------------------------------------
                                        Name:
                                        Title:

                                     ANNEX C

                                   EXHIBIT XX

                     [FORM OF COUNTERPART AND ACKNOWLEDGMENT
                        TO PLEDGE AND SECURITY AGREEMENT]

                        COUNTERPART AND ACKNOWLEDGMENT TO
                          PLEDGE AND SECURITY AGREEMENT



                  This COUNTERPART AND ACKNOWLEDGMENT TO PLEDGE AND SECURITY AGREEMENT (this "COUNTERPART") is dated as of December 30, 1999, and entered into by the undersigned, and is made with reference to that certain Pledge and Security Agreement dated as of March 30, 1998 (as amended to the date hereof, and as it may be further amended, supplemented or otherwise modified from time to time, the "PLEDGE AND SECURITY AGREEMENT"), by and among Beasley FM Acquisition Corp., a Delaware corporation ("FM ACQUISITION CORP."), Beasley Broadcasting of Eastern North Carolina, Incorporated, a North Carolina corporation ("BEASLEY OF NORTH CAROLINA"), Beasley Broadcasting Of Eastern Pennsylvania, Inc., a Delaware corporation ("BEASLEY OF PENNSYLVANIA"), Beasley Broadcasting Of New Jersey, Inc. (formerly known as Beasley Broadcasting of Arkansas, Inc.), a Delaware corporation ("BEASLEY OF NEW JERSEY"), W&B Media, Inc., a North Carolina corporation ("W&B"), Beasley Broadcasting Of Southwest Florida, Inc., a Delaware corporation ("BEASLEY OF FLORIDA"), Beasley Broadcasting Of Coastal Carolina, Inc., a Delaware corporation ("BEASLEY OF COASTAL CAROLINA"), Beasley-Reed Acquisition Partnership, a Delaware general partnership ("BEASLEY-REED"), and Beasley Radio, Inc., a Delaware corporation ("BEASLEY RADIO"; each of FM Acquisition Corp., Beasley of North Carolina, Beasley of Pennsylvania, Beasley of New Jersey, W&B, Beasley of Florida, Beasley of Coastal Carolina, Beasley-Reed and Beasley Radio is an "ORIGINAL BORROWER" and collectively, the "ORIGINAL BORROWERS"), the financial institutions from time to time party thereto as Lenders ("LENDERS"), and Bank of Montreal, Chicago Branch, as Agent. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Pledge and Security Agreement.

                  By execution of this Counterpart, each New Borrower, as identified below, agrees to become a party to the Borrower Security Agreement as a Grantor for all purposes thereunder and under the other Loan Documents and to be jointly and severally liable for all Secured Obligations to the full extent set forth therein. Without limiting the foregoing, to secure the Secured Obligations, each New Borrower hereby assigns and pledges to Agent as security and hereby grants to Agent, in each case for the benefit of Secured Parties to the full extent permitted by law, a security interest in the Collateral.

                  Annexed hereto are supplements to the Schedules for the Borrower Security Agreement, setting forth in each instance the information necessary to make such Schedules true, correct and complete and not misleading as a result of the addition of each New Borrower as a

Grantor thereunder as of the Second Amendment Effective Date (as defined in the Credit Agreement).

                  THIS COUNTERPART SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

                  This Counterpart may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document and, pursuant to the terms of the Pledge and Security Agreement, all such counterparts shall be attached to, and be a part of, the Pledge and Security Agreement.

                  This Counterpart shall become effective upon (i) the execution of a counterpart hereof by each of the parties hereto and receipt by Agent of written or telephone notification of such execution and authorization of delivery thereof and (ii) the occurrence of the Second Amendment Effective Date.

                  [Remainder of page intentionally left blank]

         IN WITNESS WHEREOF, each New Borrower has caused this Counterpart to be duly executed and delivered by its officer thereunto duly authorized as of the date first written above.

NEW BORROWERS:

                                     CSRA BROADCASTERS, INC.


                                     By:
                                        ----------------------------------------
                                        Name:
                                        Title:


                                     BEASLEY BROADCASTING OF AUGUSTA, INC.


                                     By:
                                        ----------------------------------------
                                        Name:
                                        Title:


                                     BEASLEY COMMUNICATIONS, INC.


                                     By:
                                        ----------------------------------------
                                        Name:
                                        Title:

                  ACKNOWLEDGMENT. Each of the undersigned hereby consents to this Counterpart and agrees that each Loan Document to which it is a party shall continue in full force and effect and shall be valid and enforceable and shall not be impaired or limited by the execution and delivery of this Counterpart and is hereby ratified and confirmed.


ORIGINAL BORROWERS:



                                     BEASLEY FM ACQUISITION CORP.



                                     By:
                                        ----------------------------------------
                                        Name:
                                        Title:

                                     BEASLEY BROADCASTING OF EASTERN NORTH
                                     CAROLINA, INCORPORATED


                                     By:
                                        ----------------------------------------
                                        Name:
                                        Title:


                                     BEASLEY BROADCASTING OF EASTERN
                                     PENNSYLVANIA, INC.



                                     By:
                                        ----------------------------------------
                                        Name:
                                        Title:



                                     BEASLEY BROADCASTING OF NEW JERSEY, INC.
                                     (formerly known as Beasley Broadcasting of Arkansas, Inc.)



                                     By:
                                        ----------------------------------------
                                        Name:
                                        Title:

                                      W&B MEDIA, INC.



                                     By:
                                        ----------------------------------------
                                        Name:
                                        Title:


                                     BEASLEY BROADCASTING OF SOUTHWEST
                                     FLORIDA, INC.



                                     By:
                                        ----------------------------------------
                                        Name:
                                        Title:


                                     BEASLEY BROADCASTING OF COASTAL
                                     CAROLINA, INC.


                                     By:
                                        ----------------------------------------
                                        Name:
                                        Title:


                                     BEASLEY-REED ACQUISITION PARTNERSHIP

                                     By:  BEASLEY FM ACQUISITION CORP.,
                                          its general partner



                                          By:
                                              ----------------------------------
                                              Name:
                                              Title:

                                      BEASLEY RADIO, INC.



                                     By:
                                        ----------------------------------------
                                        Name:
                                        Title: